Exhibit 99.1

PRECISION ONCOLOGY FOR THERAPIES OF TOMORROW PRECISION ONCOLOGY FOR THERAPIES OF TOMORROW Aptose Corporate Presentation NASDAQ: APTO TSX: APS June 27, 2022

Disclosure This presentation does not, and is not intended to, constitute or form part of, and should not be construed as, an offer or i nvi tation for the sale or purchase of, or a solicitation of an offer to purchase, subscribe for or otherwise acquire, any securities, businesses and/or assets of any entity, nor shall it or any par t of it be relied upon in connection with or act as any inducement to enter into any contract or commitment or investment decision whatsoever. This presentation contains forward - looking statements , which reflect APTOSE Biosciences Inc.’s (the “Company”) current expectations, estimates and projections regarding future events, including statements relating to our business strategy, our clinical development plans, our ability to obtain the substantial capital we require, our plans to secure strategic partnerships and to build our pipeline, our clinical trials and their projected timeline, the efficacy and toxicity of our pr odu ct candidates, potential new intellectual property, our plans, objectives, expectations and intentions; and other statements including words such as “anticipate”, “contemplate”, “continue” , “ believe”, “plan”, “estimate”, “expect”, “intend”, “will”, “should”, “may”, and other similar expressions. Such statements constitute forward - looking statements within the meaning of secu rities laws. Although the Company believes that the views reflected in these forward - looking statements are reasonable, such statements invol ve significant risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making these forward - lo oking statements, and actual results may differ materially from those statements. Those factors and risks include, but are not limited to, our ability to raise the funds necessary to c ont inue our operations, changing market conditions, the successful and timely completion of our clinical studies including delays, the demonstration of safety and efficacy of our dr ug candidates, our ability to recruit patients, the establishment and maintenance of corporate alliances, the market potential of our product candidates, the impact of competitive products an d p ricing, new product development, changes in laws and regulations, uncertainties related to the regulatory approval process and other risks detailed from time to time in the Compa ny’ s ongoing quarterly filings and annual reports. Forward - looking statements contained in this document represent views only as of the date hereof and are presented for the purpo se of assisting potential investors in understanding the Company’s business, and may not be appropriate for other purposes. The Company does not undertake to upd ate any forward - looking statements, whether written or oral, that may be made from time to time by or on its behalf, except as required under applicable securities legislation. Inv estors should read the Company’s continuous disclosure documents available at www.sedar.com and EDGAR at www.sec.gov/edgar.shtml , especially the risk factors detailed therein. 2

Aptose Biosciences (NASDAQ: APTO)

Clinical Stage Oncology Company | Focused on Precision Medicines

Developing highly differentiated oral kinase inhibitors for hematologic malignancies

Experienced leadership with deep expertise in kinase inhibitors & orphan diseases

Planned value-driving clinical updates through 2022 and cash runway through 2023

HM43239 Oral Myeloid Kinome Inhibitor | Clinically Validated for R/R AML Patients

Targets high value kinases operative broadly in AML patients : $FLT3^{WT/MUT}$, SYK, JAK1/2, $cKIT^{MUT}$

CRs in diverse R/R AML patients: $FLT3^{ITD/TKD/WT}$, $NPM1^{MUT}$, $TP53^{MUT}$, $N/K\text{-}RAS^{MUT}$, MLL, RUNX1, IDH^{MUT}

Orphan Drug Designation for AML and Fast Track Designation for R/R AML patients with $FLT3^{MUT}$

→ Now Transitioning to Expansion Trials planned 2H2022 : Doses and patient populations selected

LUXEPTINIB (CG-806) Dual Lymphoid and Myeloid Kinome Inhibitor

High value targets in B-cell cancers, AML, and inflammation : BTK, FLT3, LCK, LYN, Others

Ongoing parallel dose escalations in patients with B-cell lymphomas/CLL and AML/MDS

Clinically active: anti-tumor activity in high-bar clinical setting of R/R patients

→ Encouraging data with G3 formulation to reduce drug substance and increase plasma exposure

3

APTOSE BIOSCIENCES

Aptose Leadership Team : Multifaceted Expertise in Therapeutic Development 4 William G. Rice, PhD Chairman, President & Chief Executive Officer Philippe Ledru Sr. VP & Chief Commercial Officer Rafael Bejar , MD, PhD Sr. VP & Chief Medical Officer Fletcher Payne Sr. VP & Chief Financial Officer

Aptose SAB : Distinguished Opinion Leaders with Deep Oncology Expertise 5 Brian J. Druker, MD Pioneer in the field of precision medicine Key Role in development of Gleevec - the first targeted kinase inhibitor for cancer Member, National Academy of Medicine, National Academy of Sciences & American Academy of Arts & Sciences Winner of Karnofsky Award, Lasker Award, Japan Prize in Healthcare and Medical Technology, Tang Prize in Biopharmaceutical Science, Sjöberg Prize Leader of Inter - institutional Beat AML Initiative Michael Andreeff, MD, PhD Renowned hematology specialist Professor of Medicine Paul and Mary Haas Chair in Genetics Chief, Section of Molecular Hematology and Therapy MD Anderson Cancer Center Expert in AML and other hematologic malignancies Expert in drug resistance and drug mechanisms Daniel Von Hoff, MD, FACP Former President of AACR Board Member of ASCO Former Presidential Cancer Advisory Board Physician in Chief, TGen Medical Director of Research for McKesson Specialty Health Chief Scientific Officer for US Oncology Research Professor of Medicine, Mayo Clinic Scottsdale

Aptose Clinical Stage Pipeline: Oral Kinase Inhibitors that Cover a Broad Spectrum of Hematologic Malignancies 6 Program Target Indication Preclinical Phase 1 Proof - of - Concept Phase 2/3 Registrational HM43239 Myeloid Kinome AML Luxeptinib Myeloid Kinome AML, MDS Luxeptinib Lymphoid Kinome B - cell Cancers Phase 1a/b Phase 1a/b • Small molecule kinase inhibitor candidates designed to treat a disease • Confirmed anti - leukemic activity in dose - escalation studies, with expansion studies planned • Orphan hematology programs, with broader optionality into solid tumor indications Phase 1/2

7 HM43239 “239” Oral Myeloid Kinome Inhibitor

HM43239 Proven Clinical Activity in AML Patients with Significant Unmet Needs 8 HM43239 Myeloid Kinome Inhibitor Single Agent Activity 3 doses with CRc and no drug - related SAE Well tolerated No drug - related SAE, QTc toxicities, or CK increases Validated AML Targets FLT3, SYK, JAK1/2, cKIT MUT Accelerated paths to approval CRc in FLT3 - mutated R/R AML FLT3 MUT / failed prior FLT3 inhibitors CRc in FLT3 - unmutated R/R AML FLT3 WT / harboring adverse mutations

AML in the US: Estimated 20,240 new cases and 11,400 deaths in 2021
Continued Unmet Need for More Effective and Safe Therapies

Epidemiology	US (2021)	EU5 (2020)	Japan (2021)	China (2020)
Leukemia Incidence[3]	61,090[1]	51,820[3]	14,600[7]	85,400
AML Incidence	20,240[2]	16,580[3a]	6,570[7c]	31,430[3b]
5-Year Prevalence (Leukemia) (2020)[3]	187,560	152,230	41,280	241,750
Mortality (Leukemia)	11,400 (AML)[2]	31,690	8,700[7]	61,690



- **Most common acute leukemia in adults**
- **5-year survival rate of approx. 30%**
- **Relapsed AML patients have a median life expectancy of < 6 months* with approved therapies**
- **Need new targeted agents to better treat R/R AML patients and to treat resistance to current agents**
- **Need more effective & better tolerated agents to achieve lasting remissions and extend meaningful life**

Sources: 1. SEER 2021 Leukemia; 2. SEER 2021 AML; 3. The Global Cancer Observatory (GLOBOCAN) - IACR (2020) - Projections; 4. Chihara et al. Br J Haematol. 2014; 5. Chen et al. J Hematol Oncol. 2010; 21; 6. Cancer.net; 7. Ganjoho Cancer Statistics in Japan 2021
*https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7486485/ *https://www.frontiersin.org/articles/10.3389/fonc.2021.649209/full

[a]EU5 incidence calculated by applying 32% (AML) on leukemia to obtain incidence of AML[4]
[b]In China, AML accounted for ~36.8% of all leukemias[5] [c]In Japan, AML accounted for ~45% of all leukemias in 2008[4]

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APTOSE BIOSCIENCES

HM43239 Kinase Inhibitory Profile: Predicts Clinical Activity in AML Patients Harboring Mutated FLT3, Unmutated FLT3, and Having a Diverse Collection of Adverse Mutations


TK
TKL
STE
CMGC
CK1
AGC
CAMK
10nM Test Concentration
>90%
>75-89%
>50-74%
>25-49%
IC_{50}<10nM

Assay Methodology	Kinase	Mutation Type	Activity
Binding Affinity (K_D, nM)	FLT3	WT	0.58
		ITD	0.37
		D835Y	0.29
		D835H	0.4
		ITD/D835V	0.48
		ITD/F691L	1.3
Inhibition of Kinase Enzyme Activity (IC_{50}, nM)	FLT3	WT	1.1
		ITD	1.8
		D835Y	1.0
	SYK	WT	2.9
	JAK	JAK-1	2.8
		JAK-2	6.3
		JAK-2 (V617F)	9.9
	c-KIT	WT	> 500
		D816H	3.6
		D816V	3.5

Potent suppression of driver and compensatory kinases operative in AML

- **All forms of FLT3**: -ITD, -TKD, -GK mutations and FLT3-WT
- **SYK** signal transduction kinase
- **JAK 1/2** signal transduction kinases
- **cKIT^{MUT}** alternative receptor kinases

→ Serves as a multi drug therapy in a single molecule

→ Simultaneously disrupts multiple signal transduction pathways that drive AML proliferation and resistance mechanisms

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APTOSE BIOSCIENCES

HM43239 Suppresses P-FLT3 / P-SYK and the P-STAT / P-ERK Downstream Pathways in AML Cell Lines



M-V-4-11 Cells
Replicate 1
Replicate 2
Replicate 3
HM43239 (nM)
0 10 100 0 10 100 0 10 100
pFLT3
FLT3
GAPDH
pSTAT5
STAT5
GAPDH
pERK
ERK
GAPDH



Ba/F3 / FLT3-ITD
Replicate 1
Replicate 2
Replicate 3
HM43239 (nM)
0 10 100 0 10 100 0 10 100
pFLT3
FLT3
GAPDH
HM43239 (nM)
HM43239 (nM)
HM43239 (nM)
MV-4-11
BAF3/ITD
MOLM-14



Confirmation of P-SYK Inhibition by HM43239 with Flow Cytometry in MV-4-11 and MOLM-14 AML Cells
MV-4-11
MV-4-11
pSYK pY348
MOLM-14
MOLM-14
pSYK pY348
Counts
pSYK pY348

APTOSE
BIOSCIENCES

HM43239 *In Vivo* Models Suggest Superior Antitumor Activity and Favorable Tolerability Relative to Established Kinase Inhibitors in AML

MOLM-14$^{ITD/F691L\text{-}MUT}$ AML cells used with an *in vivo* murine xenograft model:

- MOLM-14$^{ITD/F691L\text{-}MUT}$ is an AML cell harboring the ITD and F691L dual mutant form of FLT3
- Cells resistant to gilteritinib FLT3 inhibitor
- HM43239 inhibits SYK and FLT3 harboring the ITD and F691L
- HM43239 superior antitumor activity to:
  - Gilteritinib FLT3i
  - Entospletinib SYKi
- HM43239 monotherapy shows similar efficacy but better tolerated than combination of Gilteritinib plus Entospletinib

Individual tumor volume



Tumor Volume (mm³)
Vehicle
HM43239
Gilteritinib
Entospletinib
Gilter + Ento
3000
2000
1000
0
0
5
10
15
Days

Relative body weight change (%)



Relative Body Weight (%)
130
120
110
100
90
0
3
6
9
12
15
Days
Vehicle
HM43239, 30 mg/kg
Gilteritinib, 30 mg/kg
Entospletinib, 50 mg/kg
Gilteritinib+ Entospletinib (30 + 50)

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APTOSE BIOSCIENCES

HM43239 Superior to Gilteritinib in AML Models Conducted in Mice:
AML with FLT3-ITD/F691L Mutations Resistant to Gilteritinib FLT3 Inhibitor

HM43239 more potent than gilteritinib : Subcutaneous AML model resistant to gilteritinib

Three million MOLM-14 FLT3-ITD/F691L cells were implanted SC in nude mice. Fifteen days later they were randomized by their tumor volume into 3 groups of 5 mice each. The mice were then treated orally QD with either placebo, 30mg/kg HM43239 or 30 mg/kg gilteritinib for 28 days. Statistical analysis utilized two-way ANOVA followed by Sidak's test.


MOLM-14 FLT3-ITD /F691L cells –SC model
Vehicle
HM43239 30 mg/kg
Gilteritinib 30 mg/kg
Tumor Volume (mm³)
6000
4000
2000
0
0 4 8 12 16 20 24 28
Days after treatment
Relative Body Weight (%)
125
120
115
110
105
100
95
0 3 6 9 12 15 18 21 24
Days after treatment

HM43239 more potent than gilteritinib : Orthotopic/Systemic AML model resistant to gilteritinib

Mice were administered i.v. MOLM-14 FLT3-ITD/F691L cells and allowed to populate the bone marrow for 7 days, after which drugs were administered orally QD 14 days. Representative images of IHC were collected using a Dako REAL Envision Detection System (400x) and quantified with a Vectra 3 Pathology Imaging Analyzer (200x images). Positive DAB % = DAB positive area pixel / (Hematoxylin pixel + DAB positive area pixel) × 100. • VC, vehicle control; HM, HM43239 30 mg/kg; Gil, Gilteritinib 30mg/kg. • ns, not significant; * p<0.05, **p<0.01, ***p<0.001, ****p<0.0001 (unpaired t test using GraphPad PRISM®, GraphPad Software)


BM Stromal Interaction with MOLM-14 FLT3-ITD /F691L
pFLT3
pSYK
pERK
VC
HM
Gil
Vehicle
HM43239 30 mg/kg
Gilteritinib 30mg/kg

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APTOSE BIOSCIENCES

HM43239 In Vivo Models Suggest Synergy with Inhibitors of DNMT, BCL - 2, or MDM - 2, and Combinatorial Optionality in AML HM43239, in subcutaneous xenograft, superior efficacy to Gilt or Aza alone and combines effectively with each against MOLM - 14 ITD/F691L - MUT AML HM43239, in subcutaneous xenograft, superior efficacy to Venetoclax alone and combines effectively with Ven against MV4 - 11 AML HM43239, in circulating AML model, superior efficacy to dasanutlin MDM2i alone and combines effectively with Idasanutlin against MOLM - 14 ITD/F691L - MUT 14

HM43239 Preclinical Data Position for Broad Clinical Success in AML Patients • Positioned as Superior to Other FLT3 Inhibitors • Inhibits all forms of FLT3 • Kills AML cells and treats AML disease in animals resistant to other approved FLT3 inhibitors • Positioned as a FLT3/SYK/JAK Inhibitor for AML – More than a FLT3 Inhibitor • SYK inhibitor, JAK inhibitor, and c - KIT inhibitor • “Combination therapy in one molecule” that suppresses multiple key targets simultaneously • Positioned to Achieve Broad Therapeutic Window • Well tolerated with oral activity in animal models • Antitumor activity in animal models across multiple safe dose levels • Favorable Pharmaceutical and CMC Properties • Stable as drug substance and drug product • Orally administered and absorbed efficiently • Current tablet presentation appears acceptable for commercialization 15

HM43239 Phase 1/2 Study in R/R AML: Ongoing Dose Escalation & Dose Exploration 16 PART A : DOSE ESCALATION PART B : DOSE EXPLORATION Cohort 6 200 mg QD Ongoing Cohort 5 160 mg QD Completed Cohort 4 120 mg QD Completed Cohort 3 80 mg QD Completed Cohort 2 40 mg QD Completed Cohort 1 20 mg QD Completed 160 mg QD 9 Treated → 20 Planned 80 mg QD 20 Treated 120 mg QD 12 Treated → 20 Planned Data filtered through: 26APR2022 Study ongoing across several cohorts: the dose escalation cohort of 200 mg and the dose exploration cohorts of 120 mg and 160 mg are currently enrolling. Favorable safety profile: N o drug related SAE or death and no observed relation between delta - QTc throughout the trial . And no DLT through 160 mg dose level

HM32239 Swimmers’ Plots of R/R AML Patients Dosed Through Cut - off Date of 31May2022 17 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 Weeks on Study Treatment Safety Follow-up 200 mg 160 mg 120 mg 80 mg 40 mg 20 mg 20 20 40 80 80 80 80 120 120 120 160 160 160 160 200 200 200 200 1 2 3 4 5 6 7* 8 9 10 11 12 13 14 15 16 17 18 WT ITD WT TKD WT WT WT WT WT WT ITD ITD WT ITD WT WT ITD WT M/71 M/48 F/43 M/72 M/65 F/40 M/60 M/61 F/35 M/79 F/75 M/62 M/83 M/30 M/59 M/82 F/48 F/52 (mg) Dose Pt# Status FLT3 Age Sex/ 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 Weeks on Study Treatment Safety Follow-up On Study Treatment 200 mg 160 mg 120 mg 80 mg 40 mg 20 mg 80 80 80 80 80 80 80 80 80 80 80 80 80 80 80 80 120 120 120 120 120 120 120 120 120 160 160 160 160 160 19* 20 21 22 23 24* 25 26* 27 28 29 30 31 32* 33 34 35 36 37* 38 39 40 41 42* 43 44 45 46 47 48* TKD ITD WT ITD/TKD WT ITD WT ITD TKD WT ITD WT WT WT WT WT TKD ITD ITD WT ITD WT ITD ITD WT ITD/TKD WT WT ITD WT F/67 M/51 F/72 F/50 M/80 M/51 F/53 M/50 F/65 M/51 F/52 F/59 F/45 F/63 F/42 M/67 M/84 M/83 F/54 F/18 M/49 F/72 M/75 F/49 F/77 M/67 F/73 F/59 M/61 M/55 (mg) Dose Pt# Status FLT3 Age Sex/ 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 Weeks on Study Treatment Safety Follow-up On Study Treatment 200 mg 160 mg 120 mg 80 mg 40 mg 20 mg 80 120 80 80 160 120 80 80 80 80 160 160 120 200 80 80 80 120 80 120 200 120 80 160 40 120 120 160 80 160 160 200 80 80 20 120 80 120 80 80 160 120 120 80 160 20 200 80 7* 42* 20 26* 12 37* 32* 24* 27 21 11 14 40 16 19* 29 23 8 25 39 18 9 30 45 3 41 43 13 4 44 48* 17 6 31 2 10 28 36 33 34 47 35 38 22 46 1 15 5 WT ITD ITD ITD ITD ITD WT ITD TKD WT ITD ITD WT WT TKD ITD WT WT WT ITD WT WT WT WT WT ITD WT WT TKD ITD/TKD WT ITD WT WT ITD WT WT ITD WT WT ITD TKD WT ITD/TKD WT WT WT WT M/60 F/49 M/51 M/50 M/62 F/54 F/63 M/51 F/65 F/72 F/75 M/30 F/72 M/82 F/67 F/52 M/80 M/61 F/53 M/49 F/52 F/35 F/59 F/73 F/43 M/75 F/77 M/83 M/72 M/67 M/55 F/48 F/40 F/45 M/48 M/79 M/51 M/83 F/42 M/67 M/61 M/84 F/18 F/50 F/59 M/71 M/59 M/65 (mg) Dose Pt# Status FLT3 Age Sex/ PART A : DOSE ESCALATION PART B : DOSE EXPLORATION Composite Swimmers’ Plot All patients dosed through data cut - off date of 31May2022 Swimmers’ Plots of Patient Study Status All patients in Part A (dose escalation) and Part B (dose exploration)

HM43239 Demonstrates Dose - Dependent PK and Target Engagement 18 Plasma inhibitory activity (PIA) Assay Measures the ability of patient plasma to inhibit phospho - FLT3 in MOLM - 14 reporter cell line FINDINGS: PIA was dose - dependent with up to 90% phospho - FLT3 inhibition at dose levels ≥ 80 mg. Plasma PK Daily administered oral doses of 20, 40, 80, 120, 160 and 200mg. Plasma samples not available for all patients to date and all timepoints to date. FINDINGS: Generally, dose - related increase in plasma exposures PK Parameter Mean ± SD

LLOQ = 0.001 µM 0.0001 0.001 0.01 0.1 1 10 M e a n H M 4 3 2 3 9 C o n c e n t r a t i o n ( µ M ) 0.0519 0.5191 5.191 51.91 519.1 5191 M e a n H M 4 3 2 3 9 C o n c e n t r a t i o n ( n g / m L ) 0 1 2 3 4 6 8 10 24 32 48 Nominal Time (hours) 200 mg (n=4)160 mg (n=8)120 mg (n=12)80 mg (n=19)40 mg (n=1)20 mg (n=2) HM43239 Phase 1/2 Study in R/R AML: Pharmacokinetic Properties Following a Single Dose or at Steady State 19 Mean Plasma PK Concentrations (+SD) by Dose Cohort (Semi - log Scale) Single Dose Mean Plasma PK Concentrations (+SD) by Dose Cohort (Semi - log Scale) Multiple Doses / Steady State Data cut - off: 26APR2022 LLOQ = 0.001 µM 0.001 0.01 0.1 1 10 M e a n H M 4 3 2 3 9 C o n c e n t r a t i o n ( µ M ) 0.5191 5.191 51.91 519.1 5191 M e a n H M 4 3 2 3 9 C o n c e n t r a t i o n ( n g / m L ) 0 1 2 3 4 6 8 10 24 Nominal Time (hours) 200 mg (n=3)160 mg (n=6)120 mg (n=12)80 mg (n=16)40 mg (n=1)20 mg (n=1)

HM43239 Patients Who Achieved a Clinical Response to Date in Phase 1/2 Study of R/R AML Patients 20 Abbreviation: CR, complete response; CRi, complete response with incomplete hematologic recovery; CRp , complete response with incomplete platelet recovery; HSCT, hematopoietic stem cell transplantation; NE, not evaluable; PD, pro gressive disease; PR, partial remission. Note: 'Ongoing' means treatment is still ongoing; 'Remain Alive' indicates patients’ status in follow - up after treatment termina tion; The right arrow at the end of horizontal bar indicates patients are still on study, whereas without the right arrow ind ica tes patients discontinued from study. Note: Each response assessed at a regular visit is considered to have started 1 cycle before the assessment; however, the sta rt of the response is considered the integer part of (study day/28) if the response occurred at the End of Treatment visit. * Indicates patients who received prior FLT3 inhibitors, including gilteritinib and/or midostaurin. Indicates Death 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Duration of Treatment in Cycle S1408 S2220 S1301 S2203 S2211 S2212 S2216 ID Patient Death ITD* ITD* TKD* WT ITD ITD WT mutation FLT3 120 mg 120 mg 80 mg 80 mg 80 mg 80 mg 80 mg Treatment CR NE HSCT/Remain Alive PR Refractory Remain Alive CRi CRp CR PD Remain Alive CRi HSCT/Remain Alive Refractory CRi CR HSCT/Remain Alive CRi CR CRi HSCT/Remain Alive CRi Ongoing 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Duration of Treatment in Cycle S1408 S2220 S1301 S2203 S2211 S2212 S2216 ID Patient Death ITD* ITD* TKD* WT ITD ITD WT mutation FLT3 120 mg 120 mg 80 mg 80 mg 80 mg 80 mg 80 mg Treatment CR NE HSCT/Remain Alive PR Refractory Remain Alive CRi CRp CR PD Remain Alive CRi HSCT/Remain Alive Refractory CRi CR HSCT/Remain Alive CRi CR CRi HSCT/Remain Alive CRi Ongoing NPM1 DNMT3A KRAS NPM1 DNMT3A PTPN11 TP53 IDH2 SRSF2 MLL - PTD RUNX1 NRAS RUNX1 RUNX1 SF3B1 RB1 Important Mutations * * * HSCT Underway NRAS BCOR U2AF1 SETBP1 CRi 160 mg WT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Duration of Treatment in Cycle S1408 S2220 S1301 S2203 S2211 S2212 S2216 ID Patient Death ITD* ITD* TKD* WT ITD ITD WT mutation FLT3 120 mg 120 mg 80 mg 80 mg 80 mg 80 mg 80 mg Treatment CR NE HSCT/Remain Alive PR Refractory Remain Alive CRi CRp CR PD Remain Alive CRi HSCT/Remain Alive Refractory CRi CR HSCT/Remain Alive CRi CR CRi HSCT/Remain Alive CRi Ongoing New CRi reported this week at 160 mg Ongoing • Data filtered through: 26APR2022 : Includes additional CRi after Cut - off date with FLT WT /U2AF1 MUT Patient HSCT Planned

HM43239 AML Patients with Best Clinical Responses to Date
Observed 7 CRc and 1 PR in Diverse and Challenging Patient Populations



R/R AML
FLT3 Mutated
FLT3 Un-mutated
FLT3-ITD
Normal Cytogenetics
NRAS RUNX1
CRi
80mg
HSCT
FLT3-ITD
Normal Cytogenetics
NPM1 DNMT3A
CR
80mg
HSCT
FLT3-D835V
Prior Mido/Gilt
Normal Cytogenetics
RUNX1, SF3B1, RB1
CR
80mg
HSCT
FLT3-ITD
Prior Mido
Normal Cytogenetics
MLL-PTD RUNX1
CRi
120mg
During Cycle 6 Began HSCT
FLT3-ITD
Prior Mido/Gilt
Normal Cytogenetics
KRAS NPM1 DNMT3A PTPN11
PR
120mg
4 Cycles
FLT3-WT
Abnormal Cytogenetics
TP53
CR
80mg
14 Cycles
FLT3-WT
Abnormal Cytogenetics
IDH2, SRSF2
CR
80mg
HSCT
FLT3-WT
Normal Cytogenetics
NRAS BCOR U2AF1 SETBP1
CRi
160mg
HSCT Planned

- Data as of June 2, 2022 :Includes additional CRi after Cut-off date with FLT^{WT}/$U2AF1^{MUT}$ Patient

APTOSE BIOSCIENCES

21

HM43239 Safety and Efficacy Data Revealed a Broad Therapeutic Window

- **Safety Profile Favorable to Date**
  - No drug related SAE
  - No drug related deaths
  - No drug related AE of elevated CK
  - No drug related AE of QT prolongation – No observed relation between ΔQTc and dose
  - No DLT up to 160 mg and one DLT of muscle weakness (not rhabdomyolysis) at 200 mg
- **Identified a Therapeutic Range and Broad Therapeutic Window**
  - Safely achieved efficacy at 3 separate dose levels (80 mg, 120 mg, 160 mg) with no DLT
  - Demonstrated broad therapeutic range across safe dose levels
  - Safety profile supports combination therapy with other agents
- **Study Continuing Across Several Cohorts**
  - Dose exploration cohort of 120 mg currently enrolling and planned for a total of 20 patients
  - Dose exploration cohort of 160 mg currently enrolling and planned for a total of 20 patients
  - Dose escalation at 200 mg dose level planned to continue

22

Data filtered through: 26APR2022

APTOSE BIOSCIENCES

HM43239 Teachings from Phase 1 Guide the Planned Expansion Clinical Studies • Current Dose Escalation/Dose Exploration Phase 1 Trial in R/R AML Patients — Demonstrated CRc in FLT3 - Mutant AML and received Fast Track Designation in FLT3 - Mutant R/R AML — Selected 3 Expansion Doses (80 mg, 120 mg, 160 mg) and Patient Populations for Expansion Trials — Continue Exploration of Molecular Subgroups (Genotypes ) for potential Fast Track and News Flow • Transitioning to Expansion Trials in AML Patients as Prelude to Registrational Trials — Plan 120 mg as Primary Single Agent Expansion Dose with 80 mg and 160 mg as bracketing doses — Plan FLT3 Mutated R/R AML (supported by Fast Track Designation ) — Plan FLT3 - Unmutate d R/R AML (with Adverse Mutations) — Plan Single Agent in FLT3 - Mutated and FLT3 - Unmutated to begin 2H2022 — Plan Combination (239+Ven) in FLT3 - Mutated and FLT3 - Unmutated to begin 1H2023 23

HM43239 Next Step Planned as Phase 1 Expansion Trials (2H2022) to Provide Data Intended to Support Registrational Studies

R/R AML Patient Stratification		Treatment Group
ARM 1 FLT3-Mutated (-ITD, -TKD, -GK) +/- prior FLT3i exposure	Group Assignment*	HM43239 single agent (≥ 50% with prior FLT3i) HM43239 + Venetoclax
ARM 2 FLT3-WT (Unmutated) + Adverse Mutations	Group Assignment*	HM43239 + Venetoclax HM43239 single agent (enriched for TP53-mut or CK)

Once doublet HM43239 dose is established → HM43239 + Ven + HMA

*Patients are randomly assigned to single, doublet, or triplet combination groups based on the open slots available in each group.

Key Objectives

Primary:
- Safety and tolerability
- Confirm HM43239 single agent RP2D
- Select HM43239 candidate RP2D in combination with venetoclax
- Select HM43239 candidate R2PD dose in combination with venetoclax and HMA

Secondary:
- CR_c rate ($CR + CR_h + CR_p + CR_i$)
- Best response rate (CR_c + PR)
- Duration of response (DOR)
- Overall survival (OS)

24
APTOSE BIOSCIENCES

Major Objectives and AML Target Populations Sought for HM43239

#	Objective	Trial
1	**R/R AML FLT3+ post FLT3 inhibitor :** Limited treatment options for patients	Registrational trial in FLT3+ R/R AML post FLT3i (Accelerated Approval) — Phase 1/2
2	**R/R AML FLT3-Unmutated with adverse mutations:** Most patients have limited treatment options, especially if they have received BCL2i and HMAs as frontline treatment	Registrational Trial in FLT3-Unmutated R/R AML (Accelerated Approval) — Phase 1/2
3	**R/R AML FLT3+ through combination:** Build upon standard of care for patients in combination with with BCL2i and/or HMAs	Primary FLT3+ R/R AML — Phase 3
4	**1L *unfit* AML FLT3+ patients:** Provide superior treatment option for untreated not eligible for high dose chemotherapy	Untreated *unfit* FLT3+ AML — Phase 3
5	**1L *fit* AML FLT3-Unmutated:** Provide superior non high dose chemotherapy option	Untreated *fit* FLT3-Unmutated AML — Phase 3
6	**High safety & tolerability** suggest potential for use in **maintenance therapy** following HSCT and **preferred partner for oral multi-drug combination therapy**	

Legend: Phase 1/2 (purple); Phase 3 (red)

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HM43239 Overall Response Rate (7 CRc and 1 PR) to Date in Phase 1 as a Single Agent in R/R AML Patients

Mutation Status	All Patients			Evaluable Patients		
	N = 45 Patients	Number Responders	Response Rate	N = 41 Patients	Number Responders	Response Rate
FLT3+	20	5	25%	19	5	26.3%
FLT3+ with prior FLT3i	**7**	**3**	**42.9%**	**7**	**3**	**42.9%**
FLT3-WT	25	3	12%	22	3	13.6%
TP53+	**4**	**1**	**25%**	**3**	**1**	**33.3%**

Overall Response Rate for "All Patients" and "Evaluable Patients" Receiving ≥ 80mg HM43239

- Findings represent a snapshot in time: The reported safety, tolerability, PK, PD and efficacy findings reported herein represent the data available at this time and may change as additional patients are assessed and more data are collected.
- The "Evaluable Patients" removes those non-evaluable patients who did not have a response evaluation and had no other evidence indicating refractory disease in the peripheral blood.
- Most (6 of 7) CRc patients went to HSCT and cannot be evaluated for transfusion independence assessment.
- Analysis Date: 06 June 2022

Abbreviation: CR, complete remission; CRc, composite complete remission; CRp, complete remission with incomplete platelet recovery; CRi, complete remission with incomplete hematological recovery; PR, partial remission.
Note: efficacy evaluable patients include all patients with at least 80% drug compliance during Cycle 1 or who had reported a DLT during Cycle 1, and who reported relevant data for efficacy interpretation such as bone marrow assessment, CBC counts, reason for treatment termination.
[1] Overall response includes CRc and PR.
[2] CRc includes CR, CRh, CRp and CRi.
[3] The reported prior FLT3 inhibitors include gilteritinib, midostaurin and sorafenib.

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HM43239 Clinically Validated, Once Daily, Oral Myeloid Kinome Inhibitor

Targets Constellation of Kinases Important in Myeloid Cancers

- Potent inhibitor of kinases associated with malignant transformation and resistance
- Highly active *in vivo* against FLT3 internal tandem duplication (ITD), resistance-conferring tyrosine kinase domain mutations (TKD) , and gatekeeper mutations (F691)
- Highly active on SYK, JAK1/2 and mutant forms of c-KIT

Clinical Validation Supports Path of Rapid Development for AML Patients

- **FLT3-Mutated Patients**
  - CRc in patients with mutated FLT3
  - Including ITD and D835 TKD mutations
  - Including those who failed prior FLT3 inhibitors (midostaurin and gilteritinib)
  - Received FDA Fast Track in $FLT3^{MUT}$ R/R AML
- **FLT3-Unmutated Patients**
  - CRc in patients with unmutated FLT3
  - CRc in patients harboring diverse mutations: NPM1, DNMT3A, N/KRAS, MLL, TP53, IDH2, U2AF1, RUNX1, Others
- **Broad Therapeutic Window**
  - Well tolerated across three active doses supports combination therapy with other agents

Program Goals for 2022 Supporting Rapid Development

- Exploring additional adverse genotypes for sensitivity
- Provide rolling presentation of clinical findings throughout 2022
- Plan to initiate Expansion Trial as single agent 2H2022
- Plan to initiate Expansion Trial as combination 1H2023
- Planning for registrational studies

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28 Luxeptinib Oral Lymphoid & Myeloid Kinome Inhibitor

Luxeptinib: Atypical, Dual Lymphoid and Myeloid Kinome Inhibitor


TRK
FLT3
BTK/
SRC
TKL
CMGC
CK1
AGC
CAMK
<3nM
>3-15nM
>15-25nM

Unique Kinome Targeting

- **Inhibits high value targets**: BTK, FLT3, CSF1R, PDGFRα, TRK, AURK
- Only agent to potently inhibit the validated **BTK** and **FLT3**
- In development for the treatment of both lymphoid & myeloid hematologic cancers

Mutation Agnostic

- Inhibits **WT and all mutant forms** of BTK
- Inhibits **WT and all mutant forms** of FLT3
- May avoid rapid emergence of drug resistance

Robust Safety Profile

- Simultaneously suppresses multiple oncogenic signaling pathways
- Avoids kinases that negatively impact safety
- Generally, well tolerated in clinical studies to date

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30 Published three peer reviewed research articles illustrating the potential of Luxeptinib for application to multiple indications: AML Lymphomas Inflammation Autoimmunity

Luxeptinib: Ongoing Phase 1a/b Study in Heavily Pretreated B-cell Malignancies

G3

Following completion of Cohort 6 with original G1 formulation, patients enrolled to receive single dose of new G3 formulation in addition to G1 at Q12H

Cohort 6	900 mg Q12H	Completed
Cohort 5	750 mg Q12H	Completed
Cohort 4	600 mg Q12H	Completed
Cohort 3	450 mg Q12H	Completed
Cohort 2	300 mg Q12H	Completed
Cohort 1	150 mg Q12H	Completed

Objectives

Ongoing Phase 1 a/b, open-label, single arm, multicenter, 3 + 3 dose-escalation clinical study (NCT03893682).

Primary objectives:

- Assess safety and tolerability of luxeptinib (CG-806)
- Determine recommended Phase 2 dose (RP2D)

Key secondary objectives:

- Assess PK profile and PD activity
- Obtain preliminary evidence of antitumor activity
- Characterize the bioavailability (BA) of G2 vs. the original G1 formulations

Dose Escalation Phase

- Patients administered **oral capsules, twice daily** on a **28-day cycle**
- Plan to perform 7 dose levels
- Planned expansion cohorts
- **Accelerated titration** design
- Additional patients may be enrolled (**back filling**) at dose levels previously declared safe
- **Intra-patient dose escalation** is allowed if higher dose is safe in 3 or more patients

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Luxeptinib: Swimmers’ Plot of Heavily Pretreated Patients with R/R B - Cell Malignancies Treated with Luxeptinib 32 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 Weeks on Study Treatment Safety Follow-up On Study Treatment 900 mg (Cohort 6) 750 mg (Cohort 5) 600 mg (Cohort 4) 450 mg (Cohort 3) 300 mg (Cohort 2) 150 mg (Cohort 1) 450 450 750 450 150 750 600 600 750 750 450 450 300 750 900 900 750 600 450 450 600 450 600 450 600 900 900 600 750 900 900 450 750 750 5 10* 22 9* 1 21 15 31* 16 26 6 23* 2 20 28 27 25 30* 7 8* 24 3 13 11* 12 29 32** 14 17 33** 34** 4 19 18 NHL NHL NHL CLL/SLL CLL/SLL NHL CLL/SLL CLL/SLL CLL/SLL CLL/SLL CLL/SLL NHL CLL/SLL CLL/SLL NHL NHL NHL NHL NHL NHL CLL/SLL NHL NHL NHL CLL/SLL NHL CLL/SLL NHL CLL/SLL NHL CLL/SLL NHL CLL/SLL CLL/SLL (mg) Dose Pt# Type Data Cut - off Date of 31 May 2022

FL DLBCL CLL RT CLL CLL SLL MCL SLL FL MCL WM * DLBCL SLL CLL DLBCL * FL * CLL FL CLL 5 3 3 5 713 2 2 43 4 67 12 4 2 2 2 3 25 3 3 5 713 2 2 43 4 67 12 4 2 2 2 3 2 IBR IBR IBR IBR IBRIBR IBR IBR IBR IBRIBR IBR IBR IBR IBRIBR IBR IBR IBR IBR 26 27 8 12 13 16 24 20 29 6 5 28 21**22 9 15 25 10 31 23 Patient ID -50 -30 -10 10 30 50 70 150 % S P D C h a n g e f r o m B a s e l i n e # Lines of Prior Therapies Prior IBR Treatment * Treatment Ongoing 900 mg750 mg600 mg450 mgDose Assignment*** Note: IBR = Ibrutinib Note: Only patients with post-screening assessments are shown on plot **WM patient(s) measuring % IgM ***Dose level shown from time of disease assessment, if at least 1 cycle of doses received at this level Source: Z:\SASShare\CG-806\CG-806-01\Program\Stat\f_waterfall_806_CLL_WM_BTKI.sas 31MAY2022 10:08 33 Luxeptinib: Waterfall Plot of Best Response Shows Encouraging Antitumor Activity Trend in Heavily Pretreated Patients with B - Cell Malignancies Best Response in Evaluable Patients Includes all patients who had at least one imaging for tumor measurements or IgM measurement (WM patient) since starting trea tme nt (n=16) Encouraging Trends: • Observing greater antitumor activity with higher dose levels, higher plasma concentrations, and longer time on study drug • Observing antitumor activity across diverse B - cell cancers Data cut - off: 31May2022

Luxeptinib Case Study: Significant Tumor Reduction (47% ) with Accompanying Complete Metabolic Response (CMR) in Patient with Refractory Follicular Lymphoma Follicular Lymphoma Complete Metabolic Response and Tumor Reduction Patient 72 - year - old Male with Follicular Lymphoma : Received 450mg BID Luxeptinib Prior Therapies Failed • revlimid+obinutuzumab , obinutuzumab , ublituximab , umbralisib Response at C5D1 • 47% tumor reduction by SPD (PR requires 50%); 29% Reduction by SLD (PR requires 30%) • CMR (Complete Metabolic Response) by Cycle 3 34 Screening Cycle 5 Day 1

Luxeptinib Case Study: Dose-dependent Anti-tumor Activity in a Patient with Refractory Follicular Lymphoma



+ 600mg Lux

FL Patient C7D1 Neck
FL Patient C15D1 Neck



+ 600mg Lux

FL Patient C7D1
FL Patient C15D1

Follicular Lymphoma	Significant Tumor Reduction and Well Tolerated
Demographics	60-year-old female
Diagnosis at Study Entry	Grade 1 FL
Prior Therapies Failed	• bendamustine + obinutuzumab • rituximab
Dose	450mg BID 7 cycles, followed by 600mg BID 8 cycles
Response	**Tumor growth continued, though slowed, while on 450mg BID through 7 cycles:** • SPD increased 28.2%, 10.7% and 8.7% at C3D1, C5D1 and C7D1, respectively, when compared with previous FDG PET-CT scan **43% tumor reduction from peak (12% below baseline) upon dose escalation to 600mg BID:** • Following dose escalation to 600mg in cycle 8, lesion growth arrested, followed by continuous reduction to below baseline • By C15D1, primary lesions shrank by 42.5% and 11.3% when compared with highest measurement (C7D1) and baseline (screening), respectively

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Luxeptinib: Ongoing Phase 1a/b Study in R/R AML and HR MDS

G3 capsules introduced into ongoing cohort 4

Cohort	Dose	Status
Cohort 4	900 mg Q12H	Ongoing
Cohort 3	750 mg Q12H	Completed
Cohort 2	600 mg Q12H	Completed
Cohort 1	450 mg Q12H	Completed

PATIENT POPULATION

Relapsed or refractory AML and higher-risk MDS who **failed or are ineligible for / intolerant of** intensive chemotherapy or transplantation

- Patients failed by FLT3i, IDHi, venetoclax, chemotherapy
- Patients unfit for intensive therapy or failed by HSCT

Objectives

Ongoing Phase 1 a/b, open-label, single arm, multicenter, 3+3 dose-escalation clinical study (NCT04477291).

Primary objectives:

- Assess safety and tolerability of luxeptinib (CG-806)
- Determine maximum tolerated dose (MTD) and / or recommended Phase 2 dose (RP2D)

Key secondary objectives:

- Assess PK profile and PD activity
- Obtain preliminary evidence of antitumor activity

Dose Escalation Phase

- **Oral capsules administered twice daily** on a **28-day cycle**
- Planned expansion cohorts after dose escalation
- Additional patients may be enrolled (**back filling**) at dose levels previously declared safe
- **Intra-patient dose escalation** is allowed if higher dose is safe in 3 or more patients

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Luxeptinib: Swimmers’ Plot of Heavily Pretreated Patients with R/R AML Treated with Luxeptinib 37 1 29 57 85 113 141 169 197 225 253 281 309 337 365 393 421 Days on Study Treatment Safety Follow-up On Study Treatment 900 mg 750 mg 600 mg 450 mg 450 450 450 450 450 450 600 600 600 600 750 750 750 750 750 750 750 750 750 900 900 900 900 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 21* 22* 23* 17 18 19 20* De novo De novo De novo Secondary De novo De novo De novo De novo Secondary De novo De novo Secondary t-AML De novo Secondary De novo De novo Secondary De novo Secondary De novo De novo De novo WT ITD ITD ITD ITD WT ITD WT WT ITD ITD ITD TKD ITD ITD ITD WT WT Unk WT WT ITD WT (mg) Dose Pt# Type AML Status FLT3 DDI Data Cut - off Date of 31 May 2022

Luxeptinib Case Study : Durable MRD - negative CR in FLT3+ Patient with high plasma exposure levels FLT3 - ITD+ R/R AML CR / MRD - Demographics 46 - year - old male Diagnosis at Study Entry FLT3 - ITD+, relapsed de novo AML with myeloid sarcoma (bone marrow & extra medullary disease) Prior Therapies • Heavily pretreated, failed by chemotherapy / prior - FLT3i / 2 allogeneic transplants • Induction chemotherapy, followed by salvage chemotherapy + FLT3i followed by HSC Transplant #1 • Following HSC relapse, treated with decitabine + venetoclax + FLT3i followed by 2 nd HSC Transplant • Following 2 nd HSC relapse & increased BM blast received focal radiation to perispinal mass Dose 450mg BID luxeptinib Response • Abnormal bone marrow blast reduced to 0.6% on C2D1 and remained undetectable thereafter • Patient experienced no myelosuppression with blood counts sustained at normal levels • Highly sensitive flow cytometry detect ed no abnormal blasts in bone marrow at C4D1 and C5D3 MRD - CR: FLT3+ patient continues on study in Cycle 13 38

Luxeptinib Ongoing Activities • Ongoing Clinical Development in Two Separate Trials and Patient Populations • Phase 1 trial in patients with R/R B - cell leukemias|lymphomas • Phase 1 trial in patients with R/R AML • Critical Step for Lux Program is the Transition to a Novel and Improved Formulation (G3) • Goals to achieve greater plasma exposures with administration of less drug substance and fewer number of pills • Lux G3 Formulation is Being Tested Relative to the Original Formulation in Both Phase 1 trials • Patients Enrolling Well, Allowing us to Test a Single Dose of Lux G3 at Multiple Dose Levels • Already dosed G3 formulation at 50 mg, 100 mg and 200 mg • Following a Single Dose of Lux G3, Patients Continue on Study Using the Original Formulation • We plan to provide the antitumor data in a corporate slide deck later and then more rigorously during ASH • Presenting PK Data with the Lux G3 Formulation • Four patients dosed with 50 mg, 3 patients dosed with 100 mg, and 3 patients dosed with 200 mg (data from 1 available) 39

Luxeptinib: Single Dose G3 Formulation with 50 mg, 100mg, or 200 mg Dosages 40 • Patients participating in G3 study are derived from: • Ph 1 R/R B - cell cancers • Ph 1 R/R AML • 72 hr following single dose of G3: • Some received 750mg G1 • Some received 900mg G1 G3 Dose G1 Dose No. Patients 50 mg 750 mg 1 50 mg 900 mg 3 100 mg 750 mg 2 100 mg 900 mg 1 200 mg 900 mg 3 Encouraging PK data from Single Dose G3 Analysis

0.001 0.01 0.1 1 10 0 4 8 12 16 20 24 Hours Post Dosing Plasma Concentration ( uM ) PK Comparison of 50mg G3 to 900mg G1 Luxeptinib in AML Patient G3 50mg G1 900mg G1 150mg 0.001 0.01 0.1 1 10 0 24 48 72 96 PK Comparison of 50mg G3 to 900mg G1 Luxeptinib in AML Patient Hours Post Dosing Plasma Concentration ( μ M) Luxeptinib: First Patient Dosed with G3 Formulation PK Comparison of G3 50mg Single Dose to G1 900mg Single Dose (18X) 41 CONFIDENTIAL G1 150mg Separate Study Lowest G1 Dose Tested 200x exposure/mg at 2hr G3 50mg Single Dose PK (72hr), followed by G1 900mg Single Dose PK in Same Patient G3 50 mg dosing G1 900 mg dosing

Luxeptinib: Oral Lymphoid and Myeloid Kinome Inhibitor

Targets Kinases Important in Lymphoid *and* Myeloid Cancers

- Inhibits BTK, FLT3, CSF1R, PDGFRα, TRK, AURK, others
- Generally well-tolerated – currently dosing at 900mg BID with original formulation
- Delivered antitumor activity in diverse B-cell cancers
- Delivered **MRD- CR in relapsed AML patient** with high exposure

Findings to Date Identify Needs for Future Development

- Clinical activity and tolerability justify further dose exploration
- Doses of 450-750mg with original formulation provided incremental exposure increases
- Identified **need for consistent and higher exposure levels** in AML & B-cell cancer patients

Next Steps for Luxeptinib in 2022

- Continue exploring improved G3 formulation to increasing exposure and to lower pill burden and drug substance manufacture
- **G3 early data are encouraging**
- Higher dosages may be evaluated
- PK modeling of continuous dosing
- Plan continuous dosing with G3 if the data from single dose and modeling are supportive

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Aptose Biosciences (NASDAQ: APTO)

Clinical Stage Oncology Company | Focused on Precision Medicines

Developing highly differentiated oral kinase inhibitors for hematologic malignancies

Experienced leadership with deep expertise in kinase inhibitors & orphan diseases

Planned value-driving clinical updates through 2022 and cash runway through 2023

HM43239 Oral Myeloid Kinome Inhibitor | Clinically Validated for R/R AML Patients

Targets high value kinases operative broadly in AML patients : $FLT3^{WT/MUT}$, SYK, JAK1/2, $cKIT^{MUT}$

CRs in diverse R/R AML patients: $FLT3^{ITD/TKD/WT}$, $NPM1^{MUT}$, $TP53^{MUT}$, $N/K\text{-}RAS^{MUT}$, MLL, RUNX1, IDH^{MUT}

Orphan Drug Designation for AML and Fast Track Designation for R/R AML patients with $FLT3^{MUT}$

→ Now Transitioning to Expansion Trials planned 2H2022 : Doses and patient populations selected

LUXEPTINIB (CG-806) Dual Lymphoid and Myeloid Kinome Inhibitor

High value targets in B-cell cancers, AML, and inflammation : BTK, FLT3, LCK, LYN, Others

Ongoing parallel dose escalations in patients with B-cell lymphomas/CLL and AML/MDS

Clinically active: anti-tumor activity in high-bar clinical setting of R/R patients

→ Encouraging data with G3 formulation to reduce drug substance and increase plasma exposure

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PRECISION ONCOLOGY FOR THERAPIES OF TOMORROW PRECISION ONCOLOGY FOR THERAPIES OF TOMORROW We thank our partners, investigators, and investors for helping us bring novel drugs to patients with the greatest need.